Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated June 25, 2018 to the

Summary Prospectuses for the International Equity Portfolio (Investor Class, Institutional Class, and Institutional Class Z), each dated February 28, 2018, as supplemented (the “Summary Prospectuses”)

Effective January 2, 2019, Ferrill Roll and Andrew West will serve as co-lead portfolio managers of the International Equity Portfolio. Accordingly, the paragraph that appears after the caption “Portfolio Managers” in each Summary Prospectus is replaced with the following:

Ferrill Roll, Andrew West, Scott Crawshaw, Bryan Lloyd, Patrick Todd, and Alexander Walsh serve as the portfolio managers of the International Equity Portfolio. Mr. Roll has held his position since October 2004, Mr. West has held his position since June 2014, Mr. Crawshaw has held his position since January 2018, Mr. Lloyd has held his position since June 2014, Mr. Todd has held his position since January 2017, and Mr. Walsh has held his position since January 2001. Messrs. Roll and West are the co-lead portfolio managers.

Investors Should Retain this Supplement for Future Reference.